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                                  Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Caere Corporation on Form S-8 (File Nos. 33-81680, 33-32992, 33-35033, 3349114,
33-66430, 33-81708, 33-87824 and 33-60027) of our report dated March 4, 1994, on our audit of the financial statements of Calera Recognition Systems, Inc. as of December 31, 1993 and for the year then ended, which report is included in the Annual Report on Form 10-K.

                                                   /s/ COOPERS & LYBRAND L.L.P.

March 26, 1996
San Jose, California